Alternative Strategies Fund

Class A: LTAFX

Class C: LTCFX

Class I: LTIFX

Supplement dated October 4, 2021 to the Prospectus dated September 29, 2021

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Ladenburg Thalmann Asset Management, Inc. currently serves as the Fund’s investment adviser and has served as its investment adviser since the Fund commenced operations on September 28, 2010. After careful consideration, Ladenburg Thalmann Asset Management, Inc. notified the Fund’s Board of Trustees (the “Board”) that it no longer wished to serve as the Fund’s investment adviser. At a special meeting of the Board held on September 30, 2021, the Board approved a new investment advisory agreement with SCG Asset Management, LLC (“New Advisory Agreement”), subject to shareholder approval.

In connection with the New Advisory Agreement, the Fund will be changing certain investment strategies. In pursuing the Fund’s objective, SCG Asset Management, LLC will implement strategies that focus on structured notes in addition to master limited partnerships (MLPs), real estate investment trusts (REITs) and business development companies (BDCs). Shareholders will receive a new prospectus with the Fund’s revised strategies and risks, once effective.

Currently, the Fund’s fundamental policy regarding industry concentration requires the Fund to invest more than 25% of its assets in securities related to the real estate industry. The Board also approved a change in the Fund’s industry concentration policy such that the Fund will no longer be required to invest more than 25% of its assets in securities related to the real estate industry. The change in the fundamental policy will provide SCG Asset Management, LLC greater flexibility in pursuing the Fund’s investment objective.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), shareholder approval of (1) the New Advisory Agreement between the Fund and SCG Asset Management, LLC; and (2) the change in the Fund’s industry concentration policy is required. The Fund will be holding a special meeting of shareholders to consider the approval of these two matters. It is anticipated that the special meeting of the Fund’s shareholders will be held in December 2021.

Shareholders that own shares as of the record date for the shareholder meeting will be able to vote on the New Advisory Agreement and revised fundamental policy. Shareholders who acquired their shares of the Fund after the record date will not be permitted to vote on the approval of the new investment advisory agreement. This Supplement is not a proxy and is not soliciting any proxy, which can only be done by means of a proxy statement.

The information in this supplement contains new and additional information beyond that in the Prospectus, and Statement of Additional Information (“SAI”), September 29, 2021. This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference.